GOLDMAN SACHS TRUST II

Goldman Sachs Strategic Multi-Asset Class Funds

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

(the “Fund”)

Supplement dated April 17, 2023 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2023, as supplemented to date

On April 17, 2023, Pacific Asset Management LLC (“Pacific”), an Underlying Manager of the Fund, was acquired by Aristotle Capital Management, LLC and renamed Aristotle Pacific Capital, LLC (“Aristotle Pacific”). The transaction is deemed to be a “change in control” of Pacific, which constituted an “assignment” (as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)) of the sub-advisory agreement between Pacific and Goldman Sachs Asset Management, L.P. (“GSAM”) with respect to the Fund (the “Prior Sub-Advisory Agreement”). As required under the 1940 Act, the Prior Sub-Advisory Agreement provided that it shall automatically terminate upon its assignment by or a change of control of the contracting Underlying Manager. Accordingly, on March 16, 2023, the Board of Trustees of Goldman Sachs Trust II approved a new sub-advisory agreement between Aristotle Pacific and GSAM (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement took effect on April 17, 2023, and is similar in all material respects to the Prior Sub-Advisory Agreement. There have been no changes to the investment staff of Pacific that provide services to the Fund, as well as to the Fund’s portfolio managers, investment philosophy or principal investment strategies and risks, in connection with the transaction.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces in its entirety the third paragraph in the “Goldman Sachs Multi-Manager Non-Core Fixed Income Fund—Summary—Portfolio Management” section of the Prospectus:

As of the date of the Prospectus, Ares Capital Management II LLC (“Ares”), Aristotle Pacific Capital, LLC (“Aristotle Pacific”), BlueBay Asset Management LLP (“BlueBay”), Brigade Capital Management, LP (“Brigade”), Marathon Asset Management, L.P. (“Marathon”), Nuveen Asset Management, LLC (“Nuveen”), RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) and TCW Investment Management Company LLC (“TCW”) are the Underlying Managers (investment subadvisers) for the Fund.

The following replaces in its entirety the subsection regarding Pacific under the “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Non-Core Fixed Income Fund” section of the Prospectus:

Aristotle Pacific Capital, LLC

Aristotle Pacific Capital, LLC (“Aristotle Pacific”), located at 840 Newport Center Drive, 7th Floor, Newport Beach, California, 92660, is an investment adviser registered with the SEC. The firm has approximately $20.21 billion of assets under management as of December 31, 2022. With respect to the Fund, Aristotle Pacific seeks a high level of income by investing in a selective portfolio focused on the larger, performing companies within the broader bank loan universe, while avoiding distressed issuers in order to mitigate downside risk in negative market environments.

The following replaces in its entirety the fourth paragraph after the table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectus:

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds and Sub-Advisory Agreements for each Underlying Manager is available in the Funds’ annual report for the period ended October 31, 2022. A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreements for Diamond Hill, PrinREI and T. Rowe Price is available in the Fund’s semi-annual report for the period ended April 30, 2022. A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for Aristotle Pacific will be available in the Fund’s semi-annual report for the period ended April 30, 2023.

This Supplement should be retained with your Prospectus and SAI for future reference.

SMACMGRSTK 04-23